CHINA NEW MEDIA

CHINA NEW MEDIA CORP.

OTCBB: CMDI

Company Presentation

March 2010

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements that are not historical facts are forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but not limited to, factors related to the CMDI's anticipated growth strategies, future business development, ability to attract and retain new clients ability to develop new products, expand to other related industries or markets in other geographical locations, and other information detailed from time to time in the filings and future filings with the United States Securities and Exchange Commission. Readers are advised that this information is intended for the use of investment professionals. Anyone interested in obtaining information on CMDI should contact CMDI, as set forth above, to receive the CMDI most recent financial reports. This presentation was developed by CMDI and is intended solely for informational purposes and is not to be construed as an offer to sell or the solicitation of an offer to buy the Company's stock. This profile is based upon information available to the public, as well as other information from sources which management believes to be reliable, but is not guaranteed by the the Company as being accurate nor does it purport to be complete. Opinions expressed herein are those of management as of the date of publication and are subject to change without notice.

- Company Overview

CHINA NEW MEDIA CORP.

Company Overview

Fast-growing Outdoor Advertising Provider

- Founded in September, 2000, operates in China under the name "Dalian Vastitude Media Group".

- One of the largest out-door media companies in northern China with dominant position in Dalian, the commercial center of North China.

- Diversified media advertising platform:
  - Street Furniture and Display Network
  - Billboard Displays and Large LED Displays
  - Media Network through City Transit system, including wrapped buses and displays throughout metro-train system

- Comprehensive adverting service from art design to ad publishing, from daily maintenance to technical upgrading.






Capital Market Summary

Ticker Symbol (OTC BB)	CMDI
Share Price (02/19/09)	$2.05
Market Capitalization (02/19/09)	$56.4 million
Shares Outstanding	27.5 million
Fiscal Year End	June 30
2009 Revenue	$8.6 million
2009 Net Income	$2.8 million
6-Month 2010 Revenue (through 12/31/09)	$7.1 million
6-Month 2010 Net Income (through 12/31/09)	$2.0 million
6-Month 2010 Operating Cash Flow (through 12/31/09)	$4.2 million

CHINA NEW MEDIA

CHINA NEW MEDIA CORP.

Strong Competitive Position

- Established leadership Position in Dalian and Northern China
- Diversified media advertising platforms and established media network
- Strong initiative of Innovation - proprietary and scalable multimedia display system - City-Navigator ®
- Original Business Concept of "Building New Urban Home" and favorable government support
- Established and diverse client base
- Experienced management team with proven track record

CHINA NEW MEDIA CORP.

Our Presence


Russia
Mongolia
China
Shenyang
Beijing
Tianjin
Dalian
North Korea
South Korea
Yellow Sea
East China Sea
South China Sea
India
Nepal
Bhutan
Bangladesh
Myanmar (Burma)
Laos
Vietnam
Thailand
Cambodia
Philippines
©1997 MAGELLAN Geographix℠
(805) 685-3100 www.maps.com

Shenyang

Dalian
Headquarter

Beijing

Tianjin

CHINA NEW MEDIA
CHINA NEW MEDIA CORP.

Diversified Media Platform

Own and operate more than 600+ bus shelters and 133 taxi stops all over Dalian City furnished with advertising displays








TAXI

Diversified Media Platform

Partner with the city transit authority

Advertising posters and displays covers 9 routes on 336+ buses in Dalian



413
409
408
410
6
411
413
403
409
408
3
10
411
410
403
6
10
3







Diversified Media Platform

Billboards and large LED displays along the high traffic street and highway



XC90



天籁·公爵 NISSAN旗舰 舒适尊享


Diversified Media Platform

Exclusive Advertising coverage in Dalian Metro-train system – interior/exterior of trains and train stations






TOYOTA
COROLLA




AQUOS

Proprietary Media Platform

City-Navigator® Multi-media Display

Poster Frame



Wi-Fi Receiver

Bulletin Board

LED Display

Web-based Touch-screen Kiosk


让世界了解大连
WORLD ECONOMIC FORUM
New World Hotel Dalian
Welcomes
Summer Davos
Participants


EMPORIO ARMANI
LEXUS



New Display Development

City-Navigator® Multi-media Display






LOTUS
210608285



Shopping Coupon Print

City Information Query

Stock Information Query

Business Information Query

Civil Affair Query




WORLD ECONOMIC FORUM

Civil Affair Payment

Traffic ticket Query

Business booking on line

Mobil download by Bluetooth

CHINA NEW M

Location Determines Value


港湾广场
人民路
民主广场
中山广场
友好广场
中山路
大连市人民政府
星海广场

Renmin Road Central Business District | Qingniwa Central Business District | Xinghai Business Travel District







CHINA NEW MEDIA CORP.

Diversified Client Base

Strong customer base with over 200 leading international and domestic brands

Established and Increasing Client Base

Client Segmentation (2009)


Others
3.66%
Telecommunication &IT
10.54%
Food & Beverages
6.08%
Real Estate
26.32%
Retail &services
24.74%
Finance & insurance
23.81%
Entertainment
4.86%

Increasing number of clients


87
137
220
2007
2008
2009

CHINA NEW MEDIA CORP.

Experienced Management Team

Wang Guojun - ***Chairman & CEO***

- Founded V-Media in September 2000
- With his 20 years of experience in China media and advertising industry and his success in building and managing one of the largest regional outdoor media companies in China, Mr. Wang was elected Vice Chairman of China Advertising Association of Commerce in 2007.
- Graduated from Dalian University of Industry in 1986.

Ma, Ming - ***President***

- in charge of V-Media's daily operation since its inception
- Prior to joining V-Media, served as Sales Manager in Dalian Pacific Advertisement Co. Ltd.
- Graduated from Dalian Institute of Finance trade union in 1991.

Liu, Hongwen – Chief Financial Officer

- Joined the Company as Chief Financial Officer in December 2003
- Prior to that, he served as Deputy Director of Dalian Da-xin Accounting Firm for nine years
- Graduated from the Computer-Based Accounting Department of Dalian Radio and Television University in July 1991.

Rita Jiang, CFA – ***Executive Vice President of Finance***

- Joined CMDI in Feb. 2010. Prior to joining China New Media, served as Vice President of Finance for Rodobo International, Inc. and Vice President at HC International, Inc.
- Graduated from USTC (Bachelors) and Northwestern University (Master in Chemistry)

Wang, Wei – ***Chief Operation Officer***

- joined the Company as Chief Operation Officer in September 2009
- Prior to that, he had served as Assistant President of Sinorail Bohai Train Ferry Logistics Co., Ltd. for 3 years and served as CEO of China International Shipping Network Corp for 2 years
- Graduated from Liaoning University in 1991

Wan, Feng – ***Chief Technology Officer***

- joined the Company in 2001, also served as General Manager of Dalian Vastitude Network Technology Co.,Ltd.
- Graduated from Central Party School majored in Law in 2000.

China's Booming Economy Creates Favorable Market Conditions

- According to the World Bank, China's nominal gross domestic product, or GDP, grew from RMB 9.9 trillion ($1.3 trillion) in 2000 to RMB 33.5trillion ($5.36trillion) in 2009, and became the third largest in the world, with a compound annual growth rate close to 10% in the period, faster than the world average .
- The Chinese Government "to revitalize the northeast traditional industrial center" and "to develop Liaoning coastal economic zone", will promote rapid development in northern China



China's GDP & Annual Growth Rate
GDP (RMB Trillion)
Growth Rate %
GDP (RMB in Tril)
0
5
10
15
20
25
30
35
12.03
13.58
15.99
18.39
20.94
25.73
30.07
33.5
9.1
10
10.1
10.4
10.7
13
9
8.7
2002 2003 2004 2005 2006 2007 2008 2009
Year

China's rapid economic growth led to a rapid increase in both industrial consumption and consumer spending.

Increasing Demand for Advertising Service in China

- China has become the second largest outdoor Ad market in the World, according to research of OAAA .
- Outdoor advertisement are grows faster than other channels in recent years.
- China's overall advertising spending has kept double digit annual growth in the last decade; from USD 6.5 Billion (RMB 53.8 Billion) in 1998 to USD 20.32 Billion (RMB 138.79 Billion) in 2008, according to ZenithOptimedia.



China's Advertising Channels & Trend
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Newspapers
Magazines
TV
Radio
Outdoor
Internet
2002
2003
2004
2005
2006
2007



China's Advertising Industry Trend
30000
25000
20000
15000
10000
5000
0
2003
2004
2005
2006
2007
2008
2009E
2010E

Rapid increase in domestic demand and urbanization of China Economy will drives the growth of China's advertising industry

Growth Strategy

- Increase market penetration and expand advertising network in Dalian, Tianjin, Shenyang, Beijing and other tier-1 and tier-2 cities
- Continue product innovation and further diversify advertising network
- Enhance R&D efforts, develop and improve new advertising display technology
- Continue to build brand equity and client loyalty
- Increase market coverage via selective acquisitions, expansion into more profitable marketplace or business segments

CHINA NEW MEDIA

CHINA NEW MEDIA CORP.

- Financial Overview

CHINA NEW MEDIA

CHINA NEW MEDIA CORP.

Accelerating Top-line & Bottom-line Growth


Revenue
2007-2009 CAGR 64.6%
Net Income
2007-2009 CAGR 164.6%
($ in Millions)
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$3.1
$1.2
$0.4
$5.3
$2.1
$0.8
$8.4
$5.0
$2.8
$4.2
$2.5
$1.6
$7.1
$4.2
$2.0
FY 2007
FY 2008
FY 2009
6-month FY2009
6-month FY2010
Revenue
Gross Profit
Net Income
Revenue
YOY Growth 69%
Net Income
YOY Growth 25%

CHINA NEW MEDIA CORP.

Revenue and Gross Profit Breakdown


Revenue Contribution By Distribution Channel (1H FY2010)
Engineering & Network, 12%
Street Fixture and Display Network, 37%
City Navigator 6%
Outdoor Billboards 22%
City Transit System Display, 24%


Gross Profit Breakdown by Distribution Channel (1H FY2010)
Engineering & Network, 11%
Street Fixture & Display Network, 40%
City Navigator 5%
Outdoor Billboards 24%
City Transit System Display Network, 20%

CHINA NEW MEDIA

CHINA NEW MEDIA CORP.

Income Statement Summary

Summary Income Statement	3-Month Ended Dec. 31		6-Month Ended Dec. 31	
($ in millions)	2009	2008	2009	2008
Revenues	$4.0	$2.1	$7.1	$4.2
Gross Profit	$2.3	$1.2	$4.2	$2.5
Gross Margin	57.5%	57.1%	59.2%	59.5%
Operating Income	$1.6	$0.9	$ 3.0	$1.8
Operating Margin	40.0%	42.9%	42.3%	42.9%
Net Income	$1.1	$0.8	$2.0	$1.6
Net Income Margin	27.5%	38.1%	28.2%	38.1%

CHINA NEW MEDIA

CHINA NEW MEDIA CORP.

Balance Sheet & Cash Flow Statement Summary

Key Balance Sheet Items ($in thousands)	Dec. 31, 2009 Unaudited	June 30, 2009 Audited
Cash	3,081	147
Accounts Receivable	2,888	3,026
Advance to suppliers	2,836	1,733
Property, plant and equipment, net	11,456	7,847
TOTAL ASSETS	**22,824**	**14,753**
Accounts Payable	738	825
Short term loans	3,193	2,899
Long term loan-current	586	586
Long term loans	879	1,171
Total Liabilities	12,444	10,108
Total Shareholders' equity	10,379	4,645
TOTAL LIABILITIES and STOCKHOLDERS' EQUITY	**22,824**	**14,753**

Key Cash Flow Items ($in thousands)	6-month FY2010	6-month FY2009
Cash Flow from Operations	4,168	387
Cash Flow from Investing	(4,646)	(1,358)
Cash Flow from Financing	3,412	1,021

Investment Highlight

1

Attractive Industry

- Over 10% annual growth rate

2

Diversified Media Platform

- High accuracy and client satisfaction

3

Continuous Innovation and Strong R& D Capabilities

- 40 filed patents

4

Established and Expanding Distribution Network

- Dominant in Dalian, established position in Shenyang, Tianjin and Beijing

5

Solid Management Team

- Experienced & dedicated
- Proven track record

6

Strong Financial Performance

- Attractive margins and consistent growth

CHINA NEW MEDIA

Contact Information

China New Media Corp.
Rita Jiang
EVP of Finance
Tel: (646) 691-5047
Email: rita.jiang@gywj.cn
Website: www.gywj.cn

Investor Relations
Dave Gentry
Redchip Inc.
Tel: 1-800-733-2447
Email: dave@redchip.com

Legal Counsel
Troutman Sanders LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174
Tel:(212) 704-6000

Auditor
Friedman LLP
406 Lippincott Drive, Suite J
Marlton, NJ 08053
Tel:(856) 355-5900

CHINA NEW MEDIA
CHINA NEW MEDIA CORP.